UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2018

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices and zip code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Conditions.

On February 20, 2018, William Lyon Homes (the “Company”) issued a press release announcing its financial results for the three and twelve months ended December 31, 2017. A copy of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

The information in this Item 2.02, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, except as specifically incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

On February 20, 2018, the Company issued a press release (the “Acquisition Press Release”) announcing its entry into definitive agreements to acquire RSI Communities LLC and certain additional related real estate assets (the “Acquisition”), a copy of which is furnished as Exhibit 99.2 to this report.

Senior management of the Company will host a conference call to be held at 9:00 a.m. Pacific Time on February 20, 2018 to review the Company’s earnings for the three and twelve months ended December 31, 2017 and the announcement of the proposed Acquisition. A copy of the presentation to be used on the conference call (the “Presentation”) is furnished as Exhibit 99.3 to this report and is also available to the public on the Investor Relations portion of the Company’s website.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the Acquisition Press Release and the Presentation attached to this report as Exhibits 99.2 and 99.3, respectively, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. In addition, the Acquisition Press Release and the Presentation furnished as exhibits to this report may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

99.1	Press Release issued on February 20, 2018 announcing financial results for the three and twelve months ended December 31, 2017.

99.2	Press Release issued on February 20, 2018 announcing the proposed Acquisition.

99.3	Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAM LYON HOMES

Dated: February 20, 2018	By:	/S/ COLIN T. SEVERN
Colin T. Severn
Senior Vice President Chief Financial Officer